                                                                  EXHIBIT 10.3





SHARED SERVICES AGREEMENT

Bruker SA ("Provider") and Bruker AXS SA ("User") are parties to a Sharing Agreement dated September 26, 2000 (the "Sharing Agreement"). As part of and to implement the Sharing Agreement, the parties agree as follows:

1. Provider shall provide User G&A support, in the form of accounting, human resources and related assistance. User shall pay Provider cost plus 5% for such support.

2. Provider shall provide User 145 square meters of space (externals included) in Wissembourg and 165 square meters of space in Lisses. User shall pay Provider 30.5E per square meter in Wissembourg and 75E per square meter in Lisses for such space per year (plus charges).

3. Except as otherwise provided herein, this Agreement shall be subject to and governed by the Sharing Agreement.

Executed as of the date first written above.

BRUKER SA                                 BRUKER AXS SA

By: Christian Brevard                     By: Martin Haase
    --------------------------                --------------------------
Title: President and Director             Title: Director
      -----------------------                   ------------------------

/s/ C. Brevard                            /s/ M. Haase

      34, rue de l'Industrie                  34, rue de l'Industrie
      67166 WISSEMBOURG CEDEX                 67166 WISSEMBOURG CEDEX
      Tel (33) 03 88 736800                   Tel (33) 03 88 736800
      Fax (33) 03 88 736879                   Fax (33) 03 88 736879